UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
February 28, 2007

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number

000-51660	CapitalSouth Bancorp	Delaware	63-1026645

2340 Woodcrest Place, Suite 200
Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)
(205) 870-1939
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement
On February 28, 2007, CapitalSouth Bancorp (“CapitalSouth”) and Monticello Bancshares, Inc. (“Monticello”) entered into an Agreement and Plan of Merger, dated as of February 28, 2007, and joined in by Jake Bowen (the “Merger Agreement”), pursuant to which, among other things, Monticello agreed to merge with and into CapitalSouth (the “Merger”).
Subject to the terms and conditions of the Merger Agreement, the Monticello shareholders will receive 1,047,619 shares of CapitalSouth common stock, $14 million in cash and $8 million in debt in exchange for all of Monticello’s outstanding common stock.
The Merger Agreement contains customary representations, warranties and covenants of CapitalSouth and Monticello, including, among others, a covenant by Monticello to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and to maintain and preserve its business organization and relationships during such period. The Boards of Directors of CapitalSouth and Monticello have unanimously approved the Merger and both companies have agreed to submit the Merger to their respective shareholders for the requisite approval. Monticello has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions.
Consummation of the Merger is subject to customary conditions, including (i) receipt of the necessary approvals of the holders of Monticello common stock and of the holders of CapitalSouth common stock, (ii) receipt of regulatory approvals, and (iii) absence of any law or order prohibiting the closing. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) subject to certain exceptions and an overall material adverse effect standard, the accuracy of the representations and warranties of the other party, (ii) material compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to Monticello and counsel to CapitalSouth.
The Merger Agreement contains certain termination rights for both CapitalSouth and Monticello and further provides that, upon termination of the Merger Agreement under specified circumstances, Monticello may be required to pay CapitalSouth a termination fee of $1,500,000.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated into this report by reference.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about CapitalSouth and Monticello. The Merger Agreement contains representations and warranties each of CapitalSouth and Monticello made to the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Bill Marsh Employment and Non-Competition Agreement
In connection with the execution of the Merger Agreement, CapitalSouth and Bill Marsh, Monticello’s President, agreed to enter into an employment and non-competition agreement with an eighteen-month term commencing upon completion of the Merger. The agreement will supersede Mr. Marsh’s existing agreement with Monticello. During the employment period, Mr. Marsh will serve as a senior regional executive in the Jacksonville, Florida market of CapitalSouth. During the employment period, Mr. Marsh will receive an annual base salary of no less than $140,300 and shall be entitled to participate on the same basis as other similarly situated personnel of CapitalSouth and its affiliates and subsidiaries in all incentive and benefit programs or arrangements, including cash bonus and stock programs, made available by CapitalSouth and its affiliates and subsidiaries to such employees.
If, during the agreement term, Mr. Marsh’s employment is terminated without “cause” or by Mr. Marsh for “good reason”, Mr. Marsh will be paid a lump sum cash payment equal to the product of $140,300 (or Mr. Marsh’s then present salary, if it is different) multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days remaining in the original eighteen-month term. Mr. Marsh is subject to a standard ongoing confidentiality obligation and non-solicitation and non-competition restrictions during the employment period.
The foregoing description of the employment and non-competition agreement with Mr. Marsh does not purport to be complete and is qualified in its entirety by reference to the employment and non-competition agreement, which is attached hereto as Exhibit 10.1, and is incorporated into this report by reference.
Mark Healy Employment and Non-Competition Agreement
In connection with the execution of the Merger Agreement, CapitalSouth and Mark Healy, Monticello’s Executive Vice President and Chief Lending Officer, agreed to enter into an employment and non-competition agreement with an eighteen-month term commencing upon completion of the Merger. The agreement will supersede Mr. Healy’s existing agreement with Monticello. During the employment period, Mr. Healy will serve as a senior regional lending officer in the Jacksonville, Florida market of CapitalSouth. During the employment period, Mr. Healy will receive an annual base salary of no less than $114,800 and shall be entitled to participate on the same basis as other similarly situated personnel of CapitalSouth and its affiliates and subsidiaries in all incentive and benefit programs or arrangements, including cash bonus and stock programs, made available by CapitalSouth and its affiliates and subsidiaries to such employees.
If, during the agreement term, Mr. Healy’s employment is terminated without “cause” or by Mr. Healy for “good reason”, Mr. Healy will be paid a lump sum cash payment equal to the product of $114,800 (or Mr. Healy’s then present salary, if it is different) multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days remaining in the original eighteen-month term. Mr. Healy is subject to a standard ongoing confidentiality obligation and non-solicitation and non-competition restrictions during the employment period.
The foregoing description of the employment and non-competition agreement with Mr. Healy does not purport to be complete and is qualified in its entirety by reference to the employment and non-competition agreement, which is attached hereto as Exhibit 10.2, and is incorporated into this report by reference.

Jake Bowen Non-Competition Agreement
In connection with the execution of the Merger Agreement, CapitalSouth and Jake Bowen, Monticello’s Chairman, President and Chief Executive Officer, agreed to enter into a non-competition agreement with an twenty-four-month term commencing upon completion of the Merger. The non-competition agreement contains a standard ongoing confidentiality obligation and non-solicitation and non-competition restrictions during the term of the agreement.
The foregoing description of the non-competition agreement with Mr. Bowen does not purport to be complete and is qualified in its entirety by reference to the non-competition agreement, which is attached hereto as Exhibit 10.3, and is incorporated into this report by reference.
Form of Lock-Up Agreement
In connection with the execution of the Merger Agreement, certain shareholders of Monticello each entered into a separate lock-up agreement with CapitalSouth, in the form attached hereto as Exhibit 10.4, whereby those shareholders agreed to vote certain of their shares of common stock Monticello in favor of the Merger. The lock-up agreement contains non-solicitation and non-competition restrictions for two years commencing upon completion of the Merger.
The foregoing description of the form of lock-up agreement, as executed by certain shareholders of Monticello, does not purport to be complete and is qualified in its entirety by reference to the form of lock-up agreement, which is attached hereto as Exhibit 10.4, and is incorporated into this report by reference.
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The description of the employment and non-competition agreements with Bill Marsh and Mark Healy and of the non-competition agreement with Jake Bowen set forth under Item 1.01 is hereby incorporated by reference.
FORWARD-LOOKING STATEMENTS
This filing may contain forward-looking statements about CapitalSouth, Monticello and/or the combined company that involve inherent risks and uncertainties. These forward looking statements may include, among others, statements about expectations, strategic objectives, business prospects, plans, anticipated expenses and expense savings and financial results, future performance and other similar matters of CapitalSouth, Monticello and/or the combined company. Statements using such words as “may”, “will”, “expect”, “could”, “should” “would”, “estimate”, “believe”, “plan”, “anticipate”, and similar expressions are forward looking statements and are subject to numerous assumptions, risks and uncertainties.
A variety of factors may affect the operations, performance, business strategy and results of CapitalSouth, Monticello and/or the combined company and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, the ability to obtain required governmental and shareholder approvals of the Merger on the proposed terms and schedule; the risk that CapitalSouth and Monticello may not effect the proposed Merger; the risk that CapitalSouth and Monticello will not be able to successfully integrate Monticello, including integration of information systems and retention of key personnel; the risk that the cost savings and revenue synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger making it more difficult to maintain relationships with clients, employees or suppliers; financial market volatility; the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; unanticipated regulatory or judicial proceedings or rulings; the impact of changes in accounting principles; actions and initiatives by current and potential competitors; the ability to retain key personnel; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; and acts of terrorism or war. Additional factors that could cause CapitalSouth’s and Monticello’s results to differ materially from those described in the forward-looking statements can be found in the 2005 Annual Report on Form 10-K of CapitalSouth, and in the Quarterly Reports on Form 10-Q of CapitalSouth filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). The forward-looking statements in this filing release speak only as of the date of the filing, and CapitalSouth and Monticello do not undertake any obligation to update any such forward-looking statements to reflect new or changed events.
ADDITIONAL INFORMATION ABOUT THIS TRANSACTION
The proposed Merger will be submitted to CapitalSouth’s and Monticello’s shareholders for their consideration. CapitalSouth will file a registration statement on Form S-4, which will contain a joint proxy statement/prospectus to be sent to each Company’s shareholders, and other relevant documents concerning the proposed Merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about CapitalSouth and Monticello, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at CapitalSouth’s website, www.capitalsouthbank.com under the tab “Investor Relations.” Copies of the registration statement and joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the registration statement and joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Carol Marsh, CapitalSouth Bancorp, 2340 Woodcrest Place, Suite 200, Birmingham, Alabama 35209, telephone (205) 870-1939.
CapitalSouth and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CapitalSouth and/or Monticello in connection with the proposed merger. Information about the directors and executive officers of CapitalSouth is set forth in the proxy statement for CapitalSouth’s 2006 annual meeting of stockholders, as filed with the SEC on April 21, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described above.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits
2.1	Agreement and Plan of Merger, dated as of February 28, 2007, by and between CapitalSouth Bancorp and Monticello Bancshares, Inc. and joined in by Jake Bowen.

10.1	Form of Employment and Non-Competition Agreement between CapitalSouth Bancorp and Bill Marsh.

10.2	Form of Employment and Non-Competition Agreement between CapitalSouth Bancorp and Mark Healy.

10.3	Non-Competition Agreement, dated as of February 28, 2007, by and between CapitalSouth Bancorp and Jake Bowen.

10.4	Form of Lock-Up Agreement by and between certain shareholders of Monticello Bancshares, Inc. and CapitalSouth Bancorp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITALSOUTH BANCORP
March 5, 2007	/s/ Carol W. Marsh
Carol W. Marsh
Senior Vice President, Secretary and Chief Financial Officer